UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      September 1, 2006 (August 29, 2006)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     814-00063                13-2949462
(State or other jurisdiction   Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)

                           Suite 602, China Life Tower
                             No. 16, Chaowai Street
                           Chaoyang District, Beijing
                                      China

                           --------------------------
                    (Address of principal executive offices)

                                (86) 10 8525 1616
                      -------------------------------------
              (Registrant's telephone number, including area code)

       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 29, 2006, the registrant and the shareholders of Suzhou Hengyi Pharmaceuticals of Feedstock Co., Ltd. ("Hengyi") have agreed to rescind and terminate the agreement dated September 29, 2004, which was amended on December 31, 2004 under which the registrant acquired 75.8 % of the ownership interest of Hengyi for 1,200,000 shares of common stock of the registrant and additional $1,600,000 as additional capital contribution of which $620,000 was already paid by the registrant.

Pursuant to the recession and termination arrangement all consideration paid to the shareholders of Hengyi, namely, 1,200,000 shares of the common stock of the registrant and $620,000, will be returned to the registrant and the registrant will not have any other obligations to Hengyi or its shareholders. Simultaneously the 75.8% ownership interest of Hengyi will be returned to Hengyi's shareholders. As a result, Hengyi will cease to be a subsidiary of the registrant.

The registrant believes that in view of the unsatisfactory performance of Hengyi, this recession and disposal will have a positive impact on the registrant's performance and financial results. The registrant will use the returned consideration for acquisitions of better candidates.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.



(d) Exhibits.

         99.1.  Press release issued by the registrant on September 1, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                China Biopharmaceuticals Holdings, Inc.

                                By: /s/ Chris Peng Mao
                                ----------------------------------
                                    Name:  Chris Peng Mao
                                    Title: Chief Executive Officer

Dated:  September 1, 2006